Summary

Prospectus

December 29, 2021

Goldman Sachs Target Date 2055 Portfolio
Class A: GTANX  Institutional: GTIWX  Service: GTVIX  Investor: GTMWX  Class R: GTRZX  Class R6: GTZWX

Before you invest, you may want to review the Goldman Sachs Target Date 2055 Portfolio (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsamfunds.com/mutualfunds. You can also get this information at no cost by calling 800-621-2550 for Institutional, Service, and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated December 29, 2021, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Goldman Sachs Target Date 2055 Portfolio (the "Fund") seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 95 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” beginning on page 175 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-143 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional	Service	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional	Service	Investor	Class R	Class R6
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.25%	None	0.50%	None
Other Expenses	2.92%	2.79%	3.04%	2.92%	2.92%	2.78%
Shareholder Administration Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.00%
All Other Expenses	2.92%	2.79%	2.79%	2.92%	2.92%	2.78%
Acquired (Underlying) Fund Fees and Expenses	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses[1]	3.60%	3.22%	3.72%	3.35%	3.85%	3.21%
Fee Waiver and Expense Limitation[2]	(2.95%)	(2.95%)	(2.95%)	(2.95%)	(2.95%)	(2.96%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[1]	0.65%	0.27%	0.77%	0.40%	0.90%	0.25%
1
The “Total Annual Fund Operating Expenses” do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired (Underlying) Fund Fees and Expenses.”
2
The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.19% as an annual percentage of the Fund’s average daily net assets, (ii) waive a portion of its management fee in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests based on the Fund’s investment in such affiliated funds, and (iii) reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of the Fund. These arrangements will remain in effect through at least December 29, 2022, and prior to such date, the
Investment Adviser and Goldman Sachs (as applicable) may not terminate the arrangements without the approval of the Board of Trustees.

2 Summary Prospectus — Goldman Sachs Target Date 2055 Portfolio
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Institutional, Service, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Institutional, Service, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$613	$1,333	$2,073	$4,016
Institutional Shares	$28	$714	$1,425	$3,317
Service Shares	$79	$864	$1,670	$3,776
Investor Shares	$41	$753	$1,489	$3,439
Class R Shares	$92	$903	$1,732	$3,891
Class R6 Shares	$26	$710	$1,420	$3,307

Portfolio Turnover
The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2021 was 12% of the average value of its portfolio.
Principal Strategy
The Fund employs an asset allocation strategy designed for investors who plan to retire and withdraw their investment from the Fund beginning in approximately 2055 (the “Target Date”). The Fund is managed for an investor planning to retire at the age of 65 on or around the Target Date.
The Fund generally seeks to achieve its investment objective by investing in shares of exchange-traded funds (“ETFs”) for which Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”) or an affiliate now or in the future acts as investment adviser or principal underwriter, and may also invest in mutual funds for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter as well as unaffiliated ETFs and mutual funds (collectively, the “Underlying Funds”), without considering or canvassing the universe of unaffiliated funds available. Under normal conditions, the Fund will invest in Underlying Funds according to the Investment Adviser’s asset allocation strategy such that over time the asset allocation will generally become more conservative through the reduction of allocation to equity funds and increased allocation to fixed income funds in accordance with the glide path’s strategic allocation, as illustrated in the graph below.

The Investment Adviser evaluates and develops global macro investment views across a broad range of asset classes, regions and sectors to establish the strategic asset allocation. The Investment Adviser will seek to incorporate macroeconomic data and valuation analysis to assess market dislocations that may produce alpha opportunities or manage risk. In order to adapt to changing market conditions, the Investment Adviser has established a dynamic asset allocation process that allows the flexibility to increase or decrease asset class exposures relative to the glide path based on macro and market views and managed within a set tactical allocation range.

3 Summary Prospectus — Goldman Sachs Target Date 2055 Portfolio
Although the actual allocations may vary, the chart below illustrates the expected strategic asset allocation of the glide path and the tactical allocation ranges of the asset classes.
YEARS TO/(AFTER) TARGET DATE	35	30	25	20	15	10	5	0	(5)	(10)
EXPECTED STRATEGIC ASSET ALLOCATION DURING CALENDAR YEAR	2020	2025	2030	2035	2040	2045	2050	2055	2060	2065+
U.S. Equity	56.8%	56.8%	56.8%	56.8%	46.5%	35.6%	30.6%	26.2%	26.2%	26.2%
Non-U.S. Developed Equity	27.9%	27.9%	27.9%	27.9%	22.7%	17.2%	14.7%	12.5%	12.5%	12.5%
Emerging Markets Equity	7.3%	7.3%	7.3%	7.3%	5.8%	4.2%	3.7%	3.3%	3.3%	3.3%
Total Strategic Equity Allocation	92.0%	92.0%	92.0%	92.0%	75.0%	57.0%	49.0%	42.0%	42.0%	42.0%
Investment Grade Fixed Income	3.9%	3.9%	3.9%	3.9%	20.3%	37.7%	45.1%	51.5%	51.5%	51.5%
Non-Investment Grade Fixed Income	4.1%	4.1%	4.1%	4.1%	4.2%	4.3%	4.7%	5.0%	5.0%	5.0%
Emerging Markets Debt (Local)	0.0%	0.0%	0.0%	0.0%	0.5%	1.0%	1.3%	1.5%	1.5%	1.5%
Total Strategic Fixed Income Allocation	8.0%	8.0%	8.0%	8.0%	25.0%	43.0%	51.0%	58.0%	58.0%	58.0%
EQUITY TACTICAL ALLOCATION RANGES	75%-100%	75%-100%	75%-100%	75%-100%	60%-90%	45%-75%	35%-65%	30%-60%	25%-55%	25%-55%
US Equity	40%-70%	40%-70%	40%-70%	40%-70%	30%-60%	20%-50%	15%-45%	10%-40%	10%-40%	10%-40%
Non-US Developed	15%-45%	15%-45%	15%-45%	15%-45%	10%-40%	5%-35%	5%-30%	5%-30%	5%-30%	5%-30%
Emerging Markets Equity	0%-20%	0%-20%	0%-20%	0%-20%	0%-20%	0%-20%	0%-15%	0%-15%	0%-15%	0%-15%
US REITs	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%
Commodities	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%
Other Alternatives	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%
FIXED INCOME TACTICAL ALLOCATION RANGES	0%-25%	0%-25%	0%-25%	0%-25%	10%-40%	25%-55%	35%-65%	40%-70%	45%-75%	45%-75%
Investment Grade Fixed Income	0%-25%	0%-25%	0%-25%	0%-25%	10%-40%	25%-55%	35%-65%	40%-70%	45%-75%	45%-75%
Non-Investment Grade Fixed Income	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%	0%-15%
Emerging Markets Debt (Local)	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%	0%-10%
Note: Above allocations may not sum to total due to rounding.
The percentage of the Fund exposed to any asset class or geographic region will vary from time to time based on the Investment Adviser’s macro and market views. At times, the Fund may be heavily invested in certain asset classes or geographic regions, depending on the asset allocation strategy. Unless otherwise stated herein, the Fund’s investment in any of the Underlying Funds may exceed 25% of its assets. The Fund may also invest in derivatives (including (i) futures contracts, including futures based on equity or fixed income indices and interest rate futures; (ii) options, including long and short positions in call options and put options on indices, individual securities or currencies and options on futures contracts; and (iii) currency forwards and non-deliverable forwards) to gain exposure to securities in which the Underlying Funds invest. The Fund may invest in derivatives for both hedging and non-hedging purposes. The particular Underlying Funds in which the Fund may invest and the Fund’s targets and ranges will change from time to time without shareholder approval or notice.

Management Process
The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”). Under the exemptive order, the Investment Adviser has the ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee any sub-adviser and recommend its hiring, termination and replacement, although the Investment Adviser does not presently intend to hire a sub-adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.
Additional Information
The Fund’s benchmark index is the S&P Target Date To 2055 Index (the “Index”).
The Fund is a “To” target date fund. This means that the Fund intends to reach its most conservative strategic asset allocations by the end of the year of the target retirement date. When the strategic asset allocations of the Fund are substantially the same as those of the Goldman Sachs Target Date Retirement Portfolio, the Fund’s Board of Trustees may approve the merger of the Fund into the Goldman Sachs Target Date Retirement Portfolio.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. Investors should also consider, in addition to his or her age or retirement date, other factors, including the investor’s risk tolerance, personal circumstances, and complete financial situations. The Fund's and Underlying Funds’ principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Asset Allocation Risk. The Fund’s allocations to the various asset classes  and to the Underlying Funds may cause the Fund to underperform other funds with a similar investment objective.
Derivatives Risk. The Fund's use of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty

4 Summary Prospectus — Goldman Sachs Target Date 2055 Portfolio
risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Expenses Risk. By investing in the Underlying Funds indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund.
Inadequate Retirement Income.  An investment in the Fund is not guaranteed, and the Fund may experience losses, including losses near, at, or after the Target Date. There is no guarantee that the Fund will achieve sufficient capital appreciation to provide adequate income at and through retirement. Moreover, there is no guarantee that the Fund’s performance will keep pace with or exceed the rate of inflation, which may reduce the value of your investment over time.
Investing in the Underlying Funds. The investments of the Fund are concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “Investment Company Act”), or exemptive relief or regulations thereunder. The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. A strategy used by the Underlying Funds may fail to produce the intended results. If the Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.
Investments in Affiliated Underlying Funds. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Fund and by certain Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Fund assets among certain Underlying Funds both because the fees payable to it and/or its affiliates by the Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Fund assets among the various Underlying Funds because the Fund’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust II may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter. In addition, the Investment Adviser’s authority to allocate investments among affiliated and unaffiliated investment companies creates conflicts of interest. For example, investing in affiliated investment companies could cause the Fund to incur higher fees and may cause the Investment Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or affiliated investment companies. In selecting Underlying Funds, the Investment Adviser generally expects to select affiliated investment companies without considering or canvassing the universe of unaffiliated investment companies available even though there may (or may not) be one or more unaffiliated investment companies that may be a more appropriate addition to the Fund, that investors may regard as a more attractive investment for the Fund, or that may have higher returns. To the extent that an investment in an affiliated investment company is not available, including as the result of capacity constraints, only then will the Investment Adviser consider unaffiliated investment companies.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's   net asset value ("NAV")  and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses  which must be borne by the Fund and its shareholders, and is also  likely to result in short-term capital gains taxable to shareholders.
Underlying ETF Risk.  The Fund may invest in Underlying ETFs subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. An investment in an Underlying ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective; however, the market price of the Underlying ETF’s shares may trade at a premium or a discount to their net asset value. The price of an Underlying ETF can fluctuate, and the Fund could lose money investing in an Underlying ETF.
Principal Risks of the Underlying Funds
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant deterioration in NAV. These risks are more pronounced in connection with the Underlying Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. An Underlying Fund’s use of options, forwards, futures, swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Underlying Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

5 Summary Prospectus — Goldman Sachs Target Date 2055 Portfolio
Dividend-Paying Investments Risk.  An Underlying Fund’s investments in dividend-paying securities could cause the Underlying Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet an Underlying Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of an Underlying Fund to produce current income.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with an Underlying Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Geographic Risk. If an Underlying Fund focuses its investments in issuers located in a particular country or geographic region, the Underlying Fund may be subjected to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by an Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and an Underlying Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by an Underlying Fund.
Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make an Underlying Fund more volatile. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by an Underlying Fund can substantially increase the adverse impact to which the investment portfolio may be subject.
Liquidity Risk.  An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with an Underlying Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders (including seed investors) may have a negative impact on an Underlying Fund’s liquidity.
Market Risk. The market value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact an Underlying Fund and its investments.
Mid-Cap and Small-Cap Risk.  Certain of the Underlying Funds may make investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Non-Investment Grade Investments Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises,  including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage

6 Summary Prospectus — Goldman Sachs Target Date 2055 Portfolio
Corporation (“Freddie Mac”) and Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional, Service, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. Prior to November 30, 2018, the Fund was sub-advised by Madison Asset Management, LLC and certain of its strategies differed. Performance information set forth below prior to November 30, 2018 reflects the Fund’s former strategies as managed by Madison Asset Management, LLC. Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL)

	Returns	Quarter ended
Year-to-Date Return	10.70%	September 30, 2021

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	18.19%	June 30, 2020
Worst Quarter Return	-20.94%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2020	1 Year	Since Inception	Inception Date
Class A Shares			8/22/2016
Returns Before Taxes	7.31%	9.39%
Institutional Shares			8/22/2016
Returns Before Taxes	14.08%	11.26%
Returns After Taxes on Distributions	13.66%	9.16%
Returns After Taxes on Distributions and Sale of Fund Shares	8.56%	8.38%
Service Shares			8/22/2016
Returns Before Taxes	13.59%	10.74%
Investor Shares			8/22/2016
Returns Before Taxes	13.87%	11.12%
Class R Shares			8/22/2016
Returns	13.29%	10.56%
Class R6 Shares			8/22/2016
Returns Before Taxes	14.07%	11.28%
S&P Target Date To 2055 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	12.86%	10.91%
The after-tax returns are for Institutional Shares only. The after-tax returns for Class A, Service, Investor and Class R6 Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Neill Nuttall, Managing Director, Chief Investment Officer, Multi-Asset Solutions Group, has managed the Fund since 2019; Alexandra Wilson-Elizondo, Managing Director, has managed the Fund since 2022; and Siwen Wu, Vice President, has managed the Fund since 2021.
Buying and Selling Fund Shares
The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors or certain wrap account sponsors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.

7 Summary Prospectus — Goldman Sachs Target Date 2055 Portfolio
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

8 Summary Prospectus — Goldman Sachs Target Date 2055 Portfolio
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